                                                                Exhibit 99.15

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA


                                           |
IN RE: FOCUS SURGERY, INC., DEBTOR.        |  CASE NO. 96-41107-N
                                           |           -------------
Employer's Tax Identification              |  CHAPTER 11
No.:  77-0332937                           |  MONTHLY OPERATING REPORT
                                           |  (GENERAL BUSINESS CASE)
___________________________________________|

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED    Apr-97
            ------------

 1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here __ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($_____).

                                                                          END OF        END OF        AS OF
                                                                          CURRENT       PRIOR        PETITION
 2.  ASSET/LIABILITY SUMMARY                                               MONTH        MONTH         FILING
                                                                           -----        -----         ------
      Current Assets (Market Value)                                      $757,003     $757,350       $502,204
                                                                       ------------ ------------ --------------
      Total Assets (Market Value)                                        $757,003     $757,350     $2,152,204
                                                                       ------------ ------------ --------------
      Current Liabilities                                                 $66,193      $59,571
                                                                       ------------ ------------ --------------
      Total Liabilities                                                  $768,505     $761,883       $831,829
                                                                       ------------ ------------ --------------

                                                                                                     PETITION
                                                                          CURRENT       PRIOR         DATE TO
 3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  MONTH        MONTH        MONTH END
                                                                           -----        -----        ---------
      a.  Total Receipts                                                  $1,503        $2,576      $1,469,597
                                                                       ------------ ------------ --------------
      b.  Total Disbursements                                             $1,850       $16,576        $985,764
                                                                       ------------ ------------ --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       ($347)     ($14,000)       $483,833
                                                                       ------------ ------------ --------------
      d.  Cash Balance Beginning of Month                               $503,754      $517,754
                                                                       ------------ ------------
      e.  Cash Balance End of Month (c + d)                             $503,407      $503,754
                                                                       ------------ ------------
                                                                       ------------ ------------

 4.  POST-PETITION LIABILITIES & RECEIVABLES                           RECEIVABLES                LIABILITIES
                                                                       -----------                -----------
      Balance at End of Previous Month                                                               $59,571
                                                                       ------------              --------------
      Balance at End of Current Month                                                                $66,193
                                                                       ------------              --------------

 5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)                                                $25,916
                                                                                                 --------------
      Balance at End of Current Month (over 30 days)                                                 $25,916
                                                                                                 --------------

                                                                                         YES            NO
                                                                                         ---            --
 6.  Are all federal, state, and local taxes current?
     (if no, attach schedule of unpaid items)                                             X
                                                                                    ------------ --------------
 7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)                            X
                                                                                    ------------ --------------
 8.  Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                        X
                                                                                    ------------ --------------
 9.  Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                      X
                                                                                    ------------ --------------
10.  If you answered yes to line 7, 8, or 9, were all such payments approved
     by the court?                                                                        X
                                                                                    ------------ --------------
11.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                                         X
                                                                                    ------------ --------------
12.  Are U.S. Trustee quarterly fees current?                                             X
                                                                                    ------------ --------------


     I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE REVIEWED THE ABOVE SUMMARY AND ATTACHED FINANCIAL STATEMENTS, AND AFTER MAKING REASONABLE INQUIRY BELIEVE THAT THESE DOCUMENTS ARE CORRECT.

     DATE:     6/26/97                    /s/ RICK REDETT
               -------                   -----------------------------------
                                               RESPONSIBLE INDIVIDUAL
         EFFECTIVE 1/1/95

                           BALANCE SHEET
                       (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED Apr-97

                              ($_____)


   ASSETS

                                                     FROM SCHEDULES         MARKET VALUE
                                                     --------------         ------------
   CURRENT ASSETS
1    Cash and cash equivalents - unrestricted                                   $503,407
                                                                            ------------
2    Cash and cash equivalents - restricted
                                                                            ------------
3    Accounts receivable (net)                              A                   $248,000
                                                                            ------------
4    Inventory                                              B                         $0
                                                                            ------------
5    Prepaid expenses                                                             $3,000
                                                                            ------------
6    Other: Interest receivable
            --------------------------------------------                    ------------
7           Payroll taxes                                                         $2,596
            --------------------------------------------                    ------------

8       TOTAL CURRENT ASSETS                                                    $757,003
                                                                            ------------

   PROPERTY AND EQUIPMENT (MARKET VALUE)
9    Real property                                          C                         $0
                                                                            ------------
10   Machinery and equipment                                D                         $0
                                                                            ------------
11   Furniture and fixtures                                 D                         $0
                                                                            ------------
12   Office equipment                                       D                         $0
                                                                            ------------
13   Leasehold improvements                                 D                         $0
                                                                            ------------
14   Vehicles                                               D                         $0
                                                                            ------------
15   Other:                                                 D
            ---------------------------------------                         ------------
16                                                          D
     ----------------------------------------------                         ------------
17                                                          D
     ----------------------------------------------                         ------------
18                                                          D
     ----------------------------------------------                         ------------
19                                                          D
     ----------------------------------------------                         ------------

20      TOTAL PROPERTY AND EQUIPMENT                                                  $0
                                                                            ------------

   OTHER ASSETS
21   Patents, copyrights, and other intellectual property                             $0
     ----------------------------------------------------                   ------------
22   All technology sold to Takai Hospital in July 1996.
     ----------------------------------------------------                   ------------
23
     ----------------------------------------------------                   ------------
24
     ----------------------------------------------------                   ------------


25      TOTAL OTHER ASSETS                                                            $0
                                                                            ------------

26      TOTAL ASSETS                                                            $757,003
                                                                            ------------
                                                                            ------------

    NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.______________________________
         ____________________________________________________________________
         ____________________________________________________________________
         ____________________________________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

                       LIABILITIES AND EQUITY
                       (GENERAL BUSINESS CASE)

                              ($_____)


LIABILITIES
  POST-PETITION

                                                     FROM SCHEDULES
                                                     --------------
   CURRENT LIABILITIES
27   Salaries and wages
                                                                            ------------
28   Payroll taxes
                                                                            ------------
29   Real and personal property taxes
                                                                            ------------
30   Income taxes
                                                                            ------------
31   Notes payable (short term)
                                                                            ------------
32   Accounts payable (trade)                               A                    $33,443
                                                                            ------------
33   Real property lease arrearage
                                                                            ------------
34   Personal property lease arrearage
                                                                            ------------
35   Accrued professional fees                                                   $31,949
                                                                            ------------
36   Current portion of long-term debt (due within 12 months)
                                                                            ------------
37   Other: Other accruals                                                          $800
            --------------------------------------------                    ------------
38
            --------------------------------------------                    ------------
39
            --------------------------------------------                    ------------

40      TOTAL CURRENT LIABILITIES                                                $66,193
                                                                            ------------

41   LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                            ------------
42      TOTAL POST-PETITION LIABILITIES                                          $66,193
                                                                            ------------
   PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43   Secured claims                                         E                   $115,778
                                                                            ------------
44   Priority unsecured claims                              E                         $0
                                                                            ------------
45   General unsecured claims                               E                   $586,54
                                                                            ------------
46      TOTAL PRE-PETITION LIABILITIES                                          $702,313
                                                                            ------------
47      TOTAL LIABILITIES                                                       $798,505
                                                                            ------------
   EQUITY (DEFICIT)
48
     ----------------------------------------------                         ------------
49
     ----------------------------------------------                         ------------
50
     ----------------------------------------------                         ------------
51
     ----------------------------------------------                         ------------
52   Market value adjustment
                                                                            ------------
53      TOTAL EQUITY (DEFICIT)                                                  ($11,502)
                                                                            ------------

54      TOTAL LIABILITIES AND EQUITY (DEFICIT)                                  $757,003
                                                                            ------------
                                                                            ------------

                                 SCHEDULES
                          (GENERAL BUSINESS CASE)
                                 ($_____)

                                SCHEDULE A
                    ACCOUNTS RECEIVABLE (NET)/PAYABLE
                                                      ACCOUNTS     ACCOUNTS PAYABLE          PAST DUE
Receivables and Payables Ageings                    RECEIVABLES     [POST PETITION]     POST PETITION DEBT
                                                    -----------     ---------------     ------------------
   0-30 Days                                               $0               $7,528
                                                   ------------     ----------------   --
  31-60 Days                                               $0                            |
                                                   ------------     ----------------     |
  61-90 Days                                               $0                            |       $25,916
                                                   ------------     ----------------     |----------------
  91+ Days                                           $248,000              $25,916       |
                                                   ------------     ----------------   --
  Total accounts receivable/payable                  $248,000              $33,443
                                                   ------------     ----------------
                                                                    ----------------
  Allowance for doubtful accounts
                                                   ------------
  Accounts receivable (net)                          $248,000
                                                   ------------
                                                   ------------

                                SCHEDULE B
                       INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                        COST OF GOODS SOLD
----------------------------------                        ------------------
                                      INVENTORY(IES)      Inventory Beginning of Month
                                        BALANCE AT                                                  -----------
                                      END OF MONTH        Add -
                                      ------------
Retail/Restaurants -                                           Net purchases                        -----------
   Product for resale                                          Direct labor                         -----------
                                      ------------             Manufacturing overhead               -----------
Distribution -                                                 Freight in                           -----------
   Product for resale                                          Other:
                                      ------------
                                                               -----------                          -----------
Manufacturer -                                                 -----------                          -----------
   Raw materials                              $0
                                      ------------
   Work-in-progress                           $0          Less -
                                      ------------              Inventory End of Month              -----------
   Finished goods                             $0                Shrinkage                           -----------
                                      ------------              Personal Use                        -----------

Other -
                                      ------------
   Explain_______________________                         Cost of Goods Sold                           $0
   ______________________________                                                                   -----------
                                                                                                    -----------
       TOTAL                                  $0
                                      ------------
                                      ------------


METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS
---------------------------                                    ---------------------------
Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
                   Yes  X      No
                       ---         ---
How often do you take a complete physical inventory?           Valuation methods -
                                                                      FIFO cost             X
Weekly                                                                                 -----------
                       ---                                            LIFO cost
Monthly                                                                                -----------
                       ---                                            Lower of cost or
Quarterly                                                               market              X
                       ---                                                             -----------
Semi-annually                                                         Retail method
                       ---                                                             -----------
Annually                X
                       ---                                            Other -
                                                                                       -----------
Date of last physical inventory was          12/31/94                   Explain
                                          --------------                ___________________________________
Date of next physical inventory is        not scheduled                 ___________________________________
                                          --------------

Effective 1/1/95

                             SCHEDULE C
                            REAL PROPERTY


DESCRIPTION                                                             COST                  MARKET VALUE
-----------                                                             ----                  ------------

---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
    TOTAL                                                                   $0                           $0
                                                                     ----------             ----------------
                                                                     ----------             ----------------


                             SCHEDULE D
                      OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                             COST                  MARKET VALUE
-----------                                                             ----                  ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing -                          $0                          $0
---------------------------------------------------------------      ----------             ----------------
All equipment sold to Takai Hospital in July 1996.
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
    TOTAL                                                                   $0                           $0
                                                                     ----------             ----------------
                                                                     ----------             ----------------



FURNITURE & FIXTURES -

                                                                                                         $0
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
    TOTAL                                                                   $0                           $0
                                                                     ----------             ----------------
                                                                     ----------             ----------------




OFFICE EQUIPMENT -
See listing attached to original petition filing -
---------------------------------------------------------------      ----------             ----------------
All equipment sold to Takai Hospital in July 1996.
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------

    TOTAL                                                                   $0                           $0
                                                                     ----------             ----------------
                                                                     ----------             ----------------



LEASEHOLD AND IMPROVEMENTS -

None - the Company does not currently lease facilities                                                   $0
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
    TOTAL                                                                   $0                           $0
                                                                     ----------             ----------------
                                                                     ----------             ----------------



VEHICLES -

None
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
---------------------------------------------------------------      ----------             ----------------
    TOTAL                                                                   $0                           $0
                                                                     ----------             ----------------
                                                                     ----------             ----------------


                             SCHEDULE E
                      PRE-PETITION LIABILITIES


                                                                       CLAIMED                  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                            AMOUNT                  AMOUNT (b)
-------------------------------------------                            ------                  ----------

    Secured claims (a)                                                $115,778
                                                                     ----------             ----------------
    Priority claims other than taxes                                        $0
                                                                     ----------             ----------------
    Priority tax claims                                                     $0
                                                                     ----------             ----------------
    General unsecured claims                                          $586,534
                                                                     ----------             ----------------


     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damages of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                             SCHEDULE F
                      RENTAL INCOME INFORMATION
              Not applicable to General Business Cases.

                         STATEMENT OF OPERATIONS
                         (GENERAL BUSINESS CASE)
                    FOR THE MONTH ENDED    Apr-97
                                       -------------
                            $
                             -------------



            CURRENT MONTH
----------------------------------------                                                    CUMULATIVE            NEXT MONTH
  ACTUAL         FORECAST       VARIANCE                                                  (CASE TO DATE)           FORECAST
  ------         --------       --------                                                  --------------           --------
                                                   REVENUES
      $0                            $0         1  Gross Sales
------------   ------------   ------------                                                ---------------         --------------
      $0                            $0         2  less: Sales Returns & Allowances
------------   ------------   ------------                                                ---------------         --------------
      $0             $0             $0         3  Net Sales                                                                $0
------------   ------------   ------------                                                ---------------         --------------
      $0                            $0         4  less: Cost of Goods Sold (Schedule 'B')
------------   ------------   ------------                                                ---------------         --------------
      $0             $0             $0         5  Gross Profit                                                             $0
------------   ------------   ------------                                                ---------------         --------------
                                    $0         6  Interest
------------   ------------   ------------                                                ---------------         --------------
                                               7  Other Income:
                                    $0         8  Other Income                                    $565
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0         9
------------   ------------   ------------        -----------------------------------     ---------------         --------------

      $0             $0             $0        10           TOTAL REVENUES                         $565                     $0
------------   ------------   ------------                                                ---------------         --------------


                                                   EXPENSES

                                    $0        11  Compensation to Owner(s)/Officer(s)
------------   ------------   ------------                                                ---------------         --------------
                                    $0        12  Salaries/Commissions
------------   ------------   ------------                                                ---------------         --------------
                                    $0        13  Management Fees
------------   ------------   ------------                                                ---------------         --------------
                     $0             $0        14  Depreciation                                $368,860                     $0
------------   ------------   ------------                                                ---------------         --------------
                                    $0        15  Taxes
------------   ------------   ------------                                                ---------------         --------------
                                    $0        16      Employer Payroll Taxes
------------   ------------   ------------                                                ---------------         --------------
                                    $0        17      Real Property Taxes
------------   ------------   ------------                                                ---------------         --------------
                                    $0        18      Other Taxes
------------   ------------   ------------                                                ---------------         --------------
                                    $0        19  Other Selling
------------   ------------   ------------                                                ---------------         --------------
    $8,927         $1,100      ($7,827)       20  Other Administrative                         $32,290                    $800
------------   ------------   ------------                                                ---------------         --------------
                                    $0        21  Interest
------------   ------------   ------------                                                ---------------         --------------
                                              22  Other Expenses:
               ------------                                                               ---------------         --------------
                                    $0        23  Writedown of receivables and other           $23,406
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0        24
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0        25
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0        26
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0        27
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0        28
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0        29
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                                    $0        30
------------   ------------   ------------        -----------------------------------     ---------------         --------------
  $8,927           $1,100      ($7,827)       31        TOTAL EXPENSES                        $424,556                    $800
------------   ------------   ------------                                                ---------------         --------------
 ($8,927)         ($1,100)     ($7,827)       32  SUBTOTAL                                   ($423,991)                  ($800)
------------   ------------   ------------                                                ---------------         --------------
                                                  REORGANIZATION ITEMS
 ($1,706)         $10,000      $11,706        33  Professional Fees                           $217,022                  $3,200
------------   ------------   ------------                                                ---------------         --------------
                                    $0        34  Provisions for Rejected Executory
------------   ------------   ------------         Contracts                              ---------------         --------------
                                                  Interest earned on Accumulated Cash
 ($1,503)         ($1,300)       ($203)       35   Resulting from Chp 11 Case                 ($14,122)               ($1,500)
------------   ------------   ------------                                                ---------------         --------------
                                    $0        36  Loss from Sale of Equipment, Inventory      $450,000
------------   ------------   ------------         and Patents                            ---------------         --------------
 ($1,250)           1,250           $0        37  Miscellaneous                                $15,702
------------   ------------   ------------        -----------------------------------     ---------------         --------------
                   $1,000       $1,000        38  Settlements                                 $642,500                 $20,000
------------   ------------   ------------        -----------------------------------     ---------------         --------------

 ($1,959)         $10,950      $12,909        39       TOTAL REORGANIZATION ITEMS           $1,311,102                 $21,700
------------   ------------   ------------                                                 ---------------         --------------
 ($6,969)        ($12,050)      $5,081        40   NET PROFIT (LOSS) BEFORE                ($1,735,094)               ($22,500)
------------   ------------   ------------         FEDERAL & STATE TAXES                  ---------------         --------------
                                    $0        41      Federal & State Income Taxes
------------   ------------   ------------                                                ---------------         --------------
 ($6,969)        ($12,050)      $5,081        42  NET PROFIT (LOSS)                        ($1,735,094)               ($22,500)
------------   ------------   ------------                                                ---------------         --------------
------------   ------------   ------------                                                ---------------         --------------



EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Professional services were lower than expected as the timing and amount of services cannot easily estimated.
----------------------------------------------------------------------------------------------------------------------------------
Printing costs for Form 8-k filings represent cumulative billings from Feb through April that were billed in April. Monthly costs
----------------------------------------------------------------------------------------------------------------------------------
should now run approximately $800.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         Effective 1/1/95
----------------------------------------------------------------------------------------------------------------------------------



                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                           (GENERAL BUSINESS CASE)

                    FOR THE MONTH ENDED     Apr-97
                                       -----------------





CASH BALANCE BEGINNING OF MONTH                                    $503,754
                                                               ---------------
                                                               ---------------
Cash Receipts (1)                                                    $1,503
                                                               ---------------
Cash Disbursements (1)
                                                               ---------------
Excess (Deficiency) of Receipts Over Disbursements                    ($347)
                                                               ---------------
Cash Balance End of Month                                          $503,407
                                                               ---------------
                                                               ---------------


RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                             ACCOUNT 1                            ACCOUNT 2                           ACCOUNT 3
                             ---------                            ---------                           ---------
Bank                     Silicon Valley Bank                    Merrill Lynch                       Trust acct -
                      --------------------------          --------------------------          --------------------------
Account Type                 Checking                             Checking                         Murray & Murray
                      --------------------------          --------------------------          --------------------------
Account No.                 3300023699                           233-07K66
                      --------------------------          --------------------------          --------------------------
Account Purpose        General operating acct.                   Investment
                      --------------------------          --------------------------          --------------------------

Balance, End of Month                $6,455                              $71                               $350,595
                      --------------------------          --------------------------          --------------------------


                             ACCOUNT 4                            ACCOUNT 5                           ACCOUNT 6
                             ---------                            ---------                           ---------
Bank                     Silicon Valley Bank
                      --------------------------          --------------------------          --------------------------
Account Type                 Checking
                      --------------------------          --------------------------          --------------------------
Account No.                 3300023699
                      --------------------------          --------------------------          --------------------------
Account Purpose            Money Market
                      --------------------------          --------------------------          --------------------------

Balance, End of Month              $146,686
                      --------------------------          --------------------------          --------------------------


TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                $503,406
                                                         --------------------------
                                                         --------------------------


(1) Excluding bank transfers between your accounts.

       Effective 1/1/95

                                       ATTACHMENT TO MONTHLY OPERATING REPORT


                                    FOCUS SURGERY
                        Schedule of Payments to Professionals


DATE                        PROFESSIONAL                           AMOUNT
----                        ------------                           ------

2/6/97   Woodard, Emhardt, Naughton, Moriarty & McNett           $ 5,285.88
2/6/97   Blakely, Sokoloff, Taylor, Zafman                       $ 8,281.40
2/6/97   Murray & Murray                                         $63,547.84
2/6/97   Rick Redett Management Group                            $21,273.00
3/21/97  Marsha C. Jones & Associates                            $14,343.68